Acquisitions and other transactions	6 Months Ended
Jun. 30, 2018
Acquisitions and other transactions
Acquisitions and other transactions

Note 3 – Acquisitions and other transactions

(a)	Acquisition of U.S. Oil & Gas Mineral Rights with Continental Resources, Inc. – SCOOP and STACK, Oklahoma

Subsequent to June 30, 2018, on August 6, 2018, the Company announced that it had, through a wholly-owned subsidiary, executed definitive documents with Continental Resources, Inc. (“Continental”) to jointly acquire, through a newly-formed entity, mineral rights in the South Central Oklahoma Oil Province (“SCOOP”) and Sooner Trend Anadarko Basin Canadian and Kingfisher Counties (“STACK”) plays of Oklahoma. Franco-Nevada is contributing $220 million for the acquisition of existing mineral rights owned by Continental and has committed, subject to satisfaction of agreed upon development thresholds, to spend up to $100 million per year over the next three years to acquire additional mineral rights. Continental has committed to spend up to $25 million per year over the same period through the newly-formed acquisition vehicle. Revenue distribution from the acquisition vehicle will vary depending on production volumes, with Franco-Nevada entitled to a minimum of 50% of revenue and up to 75% of revenue at certain production volumes.

Subsidiaries  of both parties have executed definitive agreements, with funding of the initial $220 million expected in the fourth quarter of 2018, subject to customary closing conditions.

Upon closing, the newly-formed entity will be accounted for in accordance with IFRS 11,  Joint Arrangements.

(b)	Acquisition of Additional Stream and Update on the Cobre Panama Project, Panama

On January 19, 2018, the Company, through a wholly-owned subsidiary, entered into an amended and restated stream agreement with First Quantum Minerals Ltd. (“First Quantum”) and Korea Resources Corp. (“KORES”).  The amended and restated stream agreement covers 100% of the Cobre Panama project (“Cobre Panama”). Cobre Panama, which is in the construction phase and is located Panama, is 90% owned by First Quantum and 10% by KORES.

The amended and restated agreement comprises two distinct precious metals streams: the original stream covering First Quantum’s initial 80% interest in the project (the “Fixed Payment Stream”) and a new stream covering First Quantum’s additional 10% interest in the project acquired from LS-Nikko Copper Inc. in Q4/2017 and KORES’ 10% interest in the project (the “Floating Payment Stream”).

Fixed Payment Stream

Under the terms of the Fixed Payment Stream, Franco-Nevada is funding a deposit of $1.0 billion against future deliveries of gold and silver from Cobre Panama. The deposit is funded on a pro-rata basis of 1:3 to First Quantum’s share of the capital costs for Cobre Panama in excess of $1.0 billion. For the three and six months ended June 30, 2018, the Company funded $89.2 million and $159.4 million, respectively, towards the Fixed Payment Stream, for a cumulative total of $886.0 million of its maximum $1.0 billion commitment.

Under the terms of the amended and restated stream agreement, the fixed price for the Fixed Payment Stream is $418 per ounce of gold and $6.27 per ounce of silver (each increased by a 1.5% annual inflation factor), until 1,341,000 ounces of gold and 21,500,000 ounces of silver have been delivered. Thereafter, the ongoing payment will be the greater of 50% of the fixed price and 50% of the spot price.

Floating Payment Stream

The purchase price of the Floating Payment Stream was $356.0 million and was funded upfront upon closing on March 16, 2018. The terms of the Floating Payment Stream, other than the ongoing price, will be similar to the Fixed Payment Stream, including initially linking precious metals deliveries to copper in concentrate shipped. Under the Floating Payment Stream, the ongoing price per ounce for deliveries is 20% of the spot price until 604,000 ounces of gold and 9,618,000 ounces of silver have been delivered. Thereafter, the ongoing payment will be 50% of the spot price.

The acquisition of the Floating Payment Stream of $356.0 million has been accounted for as an asset acquisition.

As at June 30, 2018, total capitalized costs for the Cobre Panama project of $1,249.3 million are included in royalty, stream and working interests on the statement of financial position.

(c)	Acquisition of Bowen Basin Coal Royalties, Australia

On February 28, 2018, Franco-Nevada, through a wholly-owned subsidiary, acquired a portfolio of metallurgical coal royalties located in the Bowen Basin of Queensland, Australia for cash consideration of A$4.2 million.  The portfolio includes certain claims that comprise the producing Moorvale mine, the Olive Downs project which had permitting applications, and another 33 exploration tenements.  The Bowen Basin Coal royalty is a production payment of A$0.10 per tonne, adjusted for consumer price index changes since December 31, 1997.

The acquisition of the Bowen Basin Coal royalties has been accounted for as a business acquisition.

(d)	Acquisition of U.S. Oil & Gas Royalties – Delaware Basin, Texas

On February 20, 2018, the Company, through a wholly-owned subsidiary, closed the acquisition of a royalty portfolio in the Delaware Basin, which represents the western portion of the Permian Basin, for $101.3 million. The royalties are derived principally from mineral title which provides a perpetual interest in royalty lands.  The transaction entitles the Company to royalties, effective October 1, 2017. Prior to the December 31, 2017 year-end, the Company had advanced $11.0 million into escrow in respect to this transaction and this amount was included in royalty, stream and working interests, net in the statement of financial position as at December 31, 2017.

The acquisition of the Delaware Basin U.S. Oil & Gas royalties has been accounted for as an asset acquisition.